December 15, 1998



                        THE DREYFUS FAMILY OF FUNDS
                          PROSPECTUS SUPPLEMENT


     The following information supplements and supersedes the information in each fund's prospectus regarding Year 2000 Risks .

     Year 2000 Issues

     The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


     The following information reflects certain tax law changes adopted during 1998. This supplements and supersedes any contrary information in each fund's prospectus.

     Tax Law Changes

     The distribution of recognized gains from securities held by the fund for one year or less will be taxed at ordinary income tax rates. The distribution of recognized gains from securities held by the fund for more than one year will be taxed at a maximum rate of 20% (or 10% for taxpayers in the 15% income tax bracket). Please consult your tax advisor for further information.